UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07760

KEELEY SMALL CAP VALUE FUND, INC.
(Exact name of registrant as specified in charter)

401 S. LASALLE ST.
SUITE 1201
CHICAGO, IL 60605
(Address of principal executive offices) (Zip code)

ALAN GOLDBERG
BELL, BOYD & LLOYD LLP
70 WEST MADISON STREET, SUITE 3100
CHICAGO, IL 60602
(Name and address of agent for service)

312-786-5000
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

Item 1. Report to Stockholders.

ANNUAL
REPORT

SEPTEMBER 30, 2007

CONTENTS

KEELEY Small Cap Value Fund, Inc.

KEELEY Small Cap Value Fund
Letter to Shareholders	1
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to the Financial Statements	14

KEELEY Funds, Inc.

KEELEY Mid Cap Value Fund, KEELEY All Cap Value Fund
and KEELEY Small-Mid Cap Value Fund
Letters to Shareholders	20
Expense Example	29
Schedule of Investments	31
Statement of Assets and Liabilities	39
Statement of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to the Financial Statements	47

Report of Independent Registered Public Accounting Firm	53

KEELEY funds Directors and Officers	56

LETTER TO SHAREHOLDERS — KEELEY SMALL CAP VALUE FUND (KSCVX)

Dear Shareholder,

During the past six months from March 31, 2007 through September 30, 2007, the Fund’s net assets grew from $4,188,378,061 to $5,591,784,929 and the number of shareholders grew from 185,280 to 252,414. For the six month period ending September 30, 2007, the portfolio turnover was 7.51% and the expense ratio was 1.33%. The Fund’s portfolio is widely diversified with investments in 174 equities. As of September 30, 2007, the Keeley family beneficially owned 0.30% of the Fund’s outstanding shares.

As of this date, the KEELEY Small Cap Value Fund was rated five stars («««««) by Morningstar among 157 Small Blend funds for the 10-year period. The Fund also received five stars («««««) for the five year period among 397 funds and five stars («««««) for the three year period among 507 funds. Morningstar ratings reflect historical risk adjusted performance as of September 30, 2007 and are subject to change every month*. As of this date, the Fund rated as a Lipper Leader in the Overall Total Return, Overall Consistent Return, and Overall Tax Efficiency among 574, 571, and 574 funds, respectively. Lipper ratings for Overall Total Return and Overall Consistent Return reflect the Fund’s historical total return performance relative to peers. The Overall rating is calculated monthly, based upon an equal-weighted average of percentile ranks for each measure over three, five, and ten-year periods (if applicable).

For the quarter ended September 30, 2007, the Fund’s total return was -1.90% versus a return of -3.09% for the Russell 2000 Index. For the six month period ended September 30, 2007, the Fund’s return was 6.63% versus 1.19% for the Russell 2000 Index. For the one year period the Fund’s return was 24.30% versus 12.34% for the Russell 2000 Index. For the five-year period, the Fund’s average annual return was 24.00% versus 18.75% for the Russell 2000 Index. For the ten year period, the Fund’s average annual return was 13.66% versus 7.22% for the Russell 2000 Index. Since its inception, October 1, 1993, the Fund’s average annual return was 16.04% versus 10.07% for the Russell 2000 Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended September 30, 2007, the Fund’s return was -6.31% versus a return of -3.09% for the Russell 2000 Index. For the six month period ended September 30, 2007, the Fund’s return was 1.83% versus 1.19% for the Russell 2000 Index. For the one year period, the Fund’s return was 18.71% versus 12.34% for the Russell 2000 Index. For the five year period, the Fund’s average annual return was 22.86% versus 18.75% for the Russell 2000 Index. For the ten year period, the Fund’s average annual return was 13.14% versus 7.22% for the Russell 2000 Index. Since inception, October 1, 1993, the Fund’s average annual return was 15.66% versus 10.07% for the Russell 2000 Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

For the third quarter ended September 30, 2007, the KEELEY Small Cap Value Fund (KSCVX) fell -1.90%, outperforming its benchmark, the Russell 2000 Index, which fell -3.09% during the third quarter. The Fund also outperformed the Russell 2000 Value Index, which fell -6.26% in the third quarter. Year-to-date, the portfolio rose 11.00% compared to a 3.16% rise for the Russell 2000 Index, and a -2.70% drop for the Russell 2000 Value Index. For the past several years, we have favored and overweighted the industrial and energy sectors while underweighting financial services. These sector weightings have made a positive contribution to investment results and have been a key factor in the excess return that we have generated for the portfolio over this period of time. During the most recent quarter, the portfolio continued to benefit from exposure in the industrial sector, as the Fund’s holdings in this area contributed 58 basis points of performance to the Fund. Other sectors that contributed positively to results were the materials and utilities sectors. Returns in the financials, energy, and consumer discretionary sectors were the largest detractors during the third quarter. The top two performing names in the Fund came from the industrials sector during the third quarter. Layne Christensen (LAYN) was the top performer, rising over 35% and contributing 35 basis points of return to the Fund. The drilling and construction services company grew second quarter earnings by 33%, driven by strong revenue growth in their energy, mineral exploration, and water infrastructure divisions. McDermott International (MDR) continued its impressive performance in 2007, rising over 30% and contributing 33 basis points of return to the portfolio in the third quarter. The energy services provider has now risen over 110% for the year, and with strong order backlogs and upward earnings revisions, the outlook remains positive. The materials sector also contributed positively to results in the third quarter. AMCOL International (ACO) was the best performer, rising over 21% and contributing 19 basis points of return to the Fund. The maker of specialty minerals is experiencing stronger sales and expanding margins in their environmental and oilfield services divisions.

While it is not our intention to have companies within the portfolio acquired, takeovers are a natural by-product of our investment philosophy. Since many opportunities within the corporate restructuring process are “pure-plays” on a single industry, our companies are inherently takeover prone. In 2006, we had 17 companies acquired at a premium price, and so far in 2007, 11 companies have been acquired or agreed to an acquisition. Recently, announced buyouts of savings bank TierOne (TONE) and laundry equipment maker Coinmach Service (DRA) helped boost returns in 2007. From a macroeconomic standpoint, volatility plagued the markets throughout the third quarter as tightening credit sent stocks sharply lower in July and August. In times of higher volatility, thoughtful stock selection becomes a critical aspect of producing strong returns and fortunately, there is a wealth of activity within our primary investment themes. Our research team continues to be presented with an abundance of restructuring opportunities for our portfolios. We will continue to employ our unique investment process to identify compelling opportunities that we believe will unlock shareholder value.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.
____________________

*

Morningstar ratings are based on a risk adjusted return measure that accounts for variation in a Fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the three-, five-, and ten-year returns. The top 10% of funds are labeled five stars; the next 22.5% are labeled four stars, the next 35% are labeled three stars; the next 22.5% are labeled two stars and the bottom 10% one star. ©2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Investments by Sector
As a Percentage of Investments
As of 9/30/2007
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KSCVX and Russell 2000® Index*
(Unaudited)

Average annual total returns **
For the periods ended September 30, 2007

Since Commencement
of Operations
	1-Year	5-Years	10-Years	(10/1/1993)
KSCVX	+24.30%	+24.00%	+13.66%	+16.04%
KSCVX (includes max
4.50% front-end load)	+18.71%	+22.86%	+13.14%	+15.66%
Russell 2000® Index	+12.34%	+18.75%	+7.22%	+10.07%

*

The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index.
The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends.

**

PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Small Cap Value Fund, Inc.
Expense Example
For the Six Month Period Ended September 30, 2007
(Unaudited)

As a shareholder of the KEELEY Small Cap Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning	Ending	Expenses paid during
	account value	account value	the period ended
	April 1, 2007	September 30, 2007	September 30, 2007*
Actual	$1,000.00	$1,066.30	$6.89
Hypothetical (5% return
before expenses)	1,000.00	1,018.40	6.73

*	Expenses are equal to the Fund’s expense ratio of 1.33% for the six month period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2007

Shares	Value
	COMMON STOCKS – 100.15%
	Aerospace & Defense – 3.28%
1,195,000	GenCorp, Inc. (a)	$14,292,200
2,170,000	Hexcel Corp. (a)	49,280,700
340,000	Kaman Corp.	11,750,400
880,000	Ladish, Inc. (a) (b)	48,822,400
1,110,000	Teledyne Technologies, Inc. (a)	59,262,900
		183,408,600
	Air Freight & Logistics – 0.48%
515,000	Atlas Air Worldwide Holdings, Inc. (a)	26,589,450
	Auto Components – 1.53%
1,500,000	LKQ Corp. (a)	52,215,000
1,270,000	Midas, Inc. (a) (b)	23,964,900
361,000	Sauer-Danfoss, Inc.	9,631,480
		85,811,380
	Capital Markets – 3.42%
745,000	Cowen Group, Inc. (a) (b)	10,295,900
998,000	Epoch Holding Corp. (a) (b)	14,051,840
765,000	Greenhill & Co., Inc.	46,703,250
1,190,000	Investment Technology Group, Inc. (a)	51,146,200
490,000	Piper Jaffray Companies (a)	26,264,000
1,350,000	SWS Group, Inc.	23,881,500
1,285,000	Thomas Weisel Partners Group, Inc. (a) (b)	18,645,350
		190,988,040
	Chemicals – 2.53%
715,000	Arch Chemicals, Inc.	33,519,200
1,405,000	Koppers Holdings, Inc. (b)	54,247,050
455,000	Sensient Technologies Corp.	13,135,850
1,515,000	W.R. Grace & Co. (a)	40,692,900
		141,595,000
	Commercial Banks – 2.35%
610,000	BankFinancial Corp.	9,650,200
1,625,000	Boston Private Financial Holdings, Inc.	45,240,000
435,000	MB Financial Corp.	15,029,250
1,097,500	PrivateBancorp, Inc.	38,236,900
550,000	Wintrust Financial Corp.	23,479,500
		131,635,850
	Commercial Services & Supplies – 3.58%
1,205,000	ACCO Brands Corp. (a)	27,040,200
1,470,000	Cenveo, Inc. (a)	31,796,100
765,000	GP Strategies Corp. (a)	8,491,500
1,255,000	Layne Christensen Co. (a) (b)	69,627,400
600,000	Mac-Gray Corp. (a)	7,728,000
1,660,000	PHH Corp. (a)	43,624,800
305,000	Standard Parking Corp. (a)	12,135,950
		200,443,950
	Construction & Engineering – 7.06%
1,345,000	AECOM Technology Corp. (a)	46,980,850
1,020,000	Chicago Bridge & Iron Co.	43,921,200
632,000	Foster Wheeler Ltd. (a)	82,968,960
790,000	Granite Construction, Inc.	41,885,800
657,500	Integrated Electrical Services, Inc. (a)	16,838,575
1,412,500	McDermott International, Inc. (a)	76,388,000
1,335,000	Quanta Services, Inc. (a)	35,310,750
867,500	The Shaw Group, Inc. (a)	50,401,750
		394,695,885
	Construction Materials – 0.93%
660,000	Texas Industries, Inc.	51,810,000

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares		Value
	Consumer Finance – 0.74%
1,830,000	Moneygram International, Inc.	$41,339,700
	Diversified Financial Services – 1.02%
847,500	GATX Corp.	36,230,625
1,395,000	MarketAxess Holdings, Inc. (a)	20,925,000
		57,155,625
	Electric Utilities – 3.08%
762,500	Black Hills Corp.	31,277,750
1,220,000	Cleco Corp.	30,829,400
870,000	ITC Holdings Corp.	43,108,500
1,725,000	Portland General Electric Co.	47,955,000
785,000	Westar Energy, Inc.	19,279,600
		172,450,250
	Electrical Equipment – 2.81%
535,000	AZZ, Inc. (a)	18,703,600
797,500	General Cable Corp. (a)	53,528,200
835,000	Regal-Beloit Corp.	39,988,150
1,197,500	Superior Essex, Inc. (a) (b)	44,642,800
		156,862,750
	Energy Equipment & Services – 6.49%
1,585,000	Allis-Chalmers Energy, Inc. (a)	30,019,900
995,000	Basic Energy Services, Inc. (a)	20,914,900
1,215,000	Bronco Drilling Co., Inc. (a)	17,982,000
1,105,000	Dresser-Rand Group, Inc. (a)	47,194,550
325,000	Key Energy Services, Inc. (a)	5,525,000
549,000	Lufkin Industries, Inc.	30,205,980
1,457,500	Natural Gas Services Group, Inc. (a) (b)	25,083,575
2,325,000	Parker Drilling Co. (a)	18,879,000
2,550,000	Pioneer Drilling Co. (a) (b)	31,059,000
2,045,000	RPC, Inc.	29,059,450
1,187,500	Superior Well Services, Inc. (a) (b)	26,991,875
1,302,500	Tesco Corp. (a)	35,362,875
1,312,500	Willbros Group, Inc. (a)	44,625,000
		362,903,105
	Food Products – 2.51%
1,545,000	Flowers Foods, Inc.	33,681,000
1,475,000	Lance, Inc.	33,954,500
658,000	Ralcorp Holdings, Inc. (a)	36,729,560
1,325,000	TreeHouse Foods, Inc. (a)	35,841,250
		140,206,310
	Gas Utilities – 0.69%
1,110,000	South Jersey Industries, Inc.	38,628,000
	Health Care Providers & Services – 0.17%
342,000	Emeritus Corp. (a)	9,268,200
	Hotels Restaurants & Leisure – 0.68%
1,185,000	AFC Enterprises, Inc (a)	17,834,250
5,030,000	Denny’s Corp. (a) (b)	20,120,000
		37,954,250
	Hotels, Restaurants & Leisure – 6.38%
2,055,000	CKE Restaurants, Inc.	33,311,550
940,000	Gaylord Entertainment Co. (a)	50,026,800
707,000	IHOP Corp.	44,774,310
2,015,000	Interstate Hotels & Resorts, Inc. (a) (b)	9,168,250
1,530,000	Marcus Corp. (b)	29,376,000
950,000	Orient-Express Hotels Ltd.	48,706,500

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares		Value
	Hotels, Restaurants & Leisure (continued)
1,440,000	Red Lion Hotels Corp. (a) (b)	$14,832,000
1,275,000	The Steak N Shake Co. (a)	19,137,750
54,000	Triarc Companies, Inc. - Class A	675,540
1,357,500	Triarc Companies, Inc. - Class B	16,683,675
907,500	Vail Resorts, Inc. (a)	56,528,175
1,030,000	Wyndham Worldwide Corp.	33,742,800
		356,963,350
	Industrial Conglomerates – 0.86%
1,785,000	Walter Industries, Inc.	48,016,500
	Insurance – 1.33%
700,000	Conseco, Inc. (a)	11,200,000
1,077,500	Covanta Holding Corp. (a)	26,409,525
1,355,000	Meadowbrook Insurance Group, Inc. (a)	12,208,550
1,747,500	Phoenix Companies, Inc.	24,657,225
		74,475,300
	IT Services – 0.82%
1,252,500	Wright Express Corp. (a)	45,703,725
	Machinery – 18.30%
845,000	Actuant Corp. - Class A	54,899,650
990,000	Albany International Corp.	37,115,100
1,550,000	Altra Holdings, Inc. (a) (b)	25,838,500
830,000	American Railcar Industries, Inc.	18,276,600
780,000	Ampco-Pittsburgh Corp. (b)	30,716,400
584,000	Bucyrus International, Inc. - Class A	42,591,120
945,000	CIRCOR International, Inc. (b)	42,912,450
730,000	EnPro Industries, Inc. (a)	29,638,000
2,265,000	Federal Signal Corp.	34,790,400
535,000	Flowserve Corp.	40,756,300
1,100,000	Gardner Denver, Inc. (a)	42,900,000
1,622,500	Greenbrier Companies, Inc. (b)	43,336,975
582,500	Joy Global, Inc.	29,625,950
975,000	Kaydon Corp.	50,690,250
1,085,000	L B Foster Co. (a) (b)	47,154,100
910,000	Lindsay Manufacturing Co. (b)	39,839,800
1,075,000	Manitowoc Co.	47,601,000
1,360,000	Mueller Water Products, Inc. - Class A	16,850,400
1,547,500	Mueller Water Products, Inc. - Class B	17,022,500
900,000	RBC Bearings, Inc. (a)	34,515,000
615,000	Sun Hydraulics, Inc.	19,557,000
580,000	Tennant Co.	28,246,000
667,000	Terex Corp. (a)	59,376,340
555,000	Titan International, Inc.	17,715,600
917,500	Trinity Industries, Inc.	34,442,950
715,000	Valmont Industries, Inc.	60,667,750
950,000	Watts Water Technologies, Inc. - Class A	29,165,000
1,255,000	Westinghouse Air Brake Technologies Corp.	47,012,300
		1,023,253,435
	Media – 1.29%
1,112,500	Carmike Cinemas, Inc. (b)	20,436,625
2,940,000	Gray Television, Inc. (b)	24,960,600
857,500	Idearc, Inc.	26,985,525
		72,382,750
	Metals & Mining – 9.73%
235,000	Allegheny Technologies, Inc.	25,838,250
1,742,500	Alpha Natural Resources, Inc. (a)	40,478,275

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares	Value
	Metals & Mining (continued)
1,210,000	AM Castle & Co. (b)	$39,446,000
1,705,000	AMCOL International Corp. (b)	56,418,450
960,000	Brush Engineered Materials, Inc. (a)	49,814,400
945,000	Century Aluminum Co. (a)	49,754,250
1,050,000	Commercial Metals Co.	33,232,500
1,085,000	Compass Minerals International, Inc.	36,933,400
1,297,500	Foundation Coal Holdings, Inc.	50,862,000
570,000	Haynes International, Inc. (a)	48,660,900
705,000	Kaiser Aluminum Corp.	49,751,850
1,015,000	Ryerson, Inc.	34,246,100
720,000	Universal Stainless & Alloy (a) (b)	28,648,800
		544,085,175
	Multiline Retail – 0.83%
2,030,000	Retail Ventures, Inc. (a)	21,132,300
1,490,000	Saks, Inc.	25,553,500
		46,685,800
	Multi-Utilities – 0.30%
3,620,000	Aquila, Inc. (a)	14,516,200
173,000	Florida Public Utilities Co.	2,041,400
		16,557,600
	Oil, Gas & Consumable Fuels – 8.17%
1,560,000	Bois d’Arc Energy, Inc. (a)	29,905,200
992,500	Carrizo Oil & Gas, Inc. (a)	44,523,550
1,125,000	Comstock Resources, Inc. (a)	34,695,000
997,500	Encore Acquisition Co. (a)	31,570,875
2,382,500	EXCO Resources, Inc. (a)	39,406,550
1,425,000	Goodrich Petroleum Corp. (a) (b)	45,172,500
1,290,000	Penn Virginia Corp. (b)	56,734,200
2,250,000	PetroHawk Energy Corp. (a)	36,945,000
670,000	Quicksilver Resources, Inc. (a)	31,523,500
807,500	Range Resources Corp.	32,832,950
830,000	Western Refining, Inc.	33,681,400
895,000	Whiting Petroleum Corp. (a)	39,782,750
		456,773,475
	Paper & Forest Products – 1.37%
402,000	Deltic Timber Corp.	22,881,840
1,107,500	Neenah Paper, Inc. (b)	36,647,175
1,520,000	Wausau Paper Corp.	16,948,000
		76,477,015
	Road & Rail – 2.03%
392,000	Amerco, Inc. (a)	24,876,320
1,765,000	Genesee & Wyoming, Inc. (a)	50,902,600
1,072,500	Kansas City Southern (a)	34,502,325
190,000	Providence & Worcester Railroad Co.	3,439,000
		113,720,245
	Specialty Retail – 2.45%
2,117,500	Maidenform Brands, Inc. (a) (b)	33,625,900
2,340,000	PEP Boys-Manny, Moe & Jack	32,830,200
1,675,300	Prestige Brands Holdings, Inc. (a)	18,394,794
3,025,000	Sally Beauty Holdings, Inc. (a)	25,561,250
1,457,500	Stage Stores, Inc.	26,570,225
		136,982,369

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares		Value
	Textiles, Apparel & Luxury Goods – 1.31%
1,082,500	Hanesbrands, Inc. (a)	$30,374,950
1,345,000	Movado Group, Inc. (b)	42,932,400
		73,307,350
	Thrifts & Mortgage Finance – 1.63%
1,870,000	BankAtlantic Bancorp, Inc.	16,212,900
310,000	Citizens First Bancorp, Inc.	5,564,500
475,000	First Niagara Financial Group, Inc.	6,721,250
540,000	Home Federal Bancorp, Inc.	7,187,400
1,785,000	NewAlliance Bancshares, Inc.	26,203,800
735,000	Provident Financial Services, Inc.	12,031,950
1,770,000	Westfield Financial, Inc. (b)	17,186,700
		91,108,500

	Total Common Stocks
	(Cost $4,696,122,599)	$5,600,238,934

Principal
Amount		Value
	SHORT TERM INVESTMENTS – 0.05%
	Investment Companies – 0.05%
2,885,700	Fidelity Institutional Money Market Portfolio	$2,885,700
	Total Short Term Investments
	(Cost $2,885,700)	$2,885,700
	Total Investments – 100.20%
	(Cost $4,699,008,299)	$5,603,124,634
	Liabilities in Excess of Other Assets – (0.20)%	(11,339,705)
	TOTAL NET ASSETS – 100.00%	$5,591,784,929

	Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Affliated issuer. See Note 10 in Notes to the Financial Statements

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007

ASSETS:
Investments, at value
Unaffiliated issuers (cost $3,734,929,237)	$4,530,188,719
Affiliated issuers (cost $964,079,062)	1,072,935,915
Total Investments	5,603,124,634
Cash	33,788
Receivable for investments sold	2,252,235
Receivable for shares issued	37,108,324
Dividends and interest receivable	2,581,568
Prepaid expenses and other assets	153,598
Total Assets	5,645,254,147

LIABILITIES:
Payable for investments purchased	33,232,504
Payable for shares redeemed	13,620,952
Payable to Adviser	4,051,703
Payable to Directors	33,999
Accrued 12b-1 fees	944,882
Other accrued expenses	1,585,178
Total Liabilities	53,469,218
NET ASSETS	$5,591,784,929

NET ASSETS CONSIST OF:
Capital stock	$4,568,070,178
Accumulated undistributed net realized gain on investments	119,598,416
Net unrealized appreciation on investments	904,116,335
NET ASSETS	$5,591,784,929

CAPITAL STOCK, $0.01 par value
Authorized	500,000,000
Issued and outstanding	193,147,278

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$28.95

MAXIMUM OFFERING PRICE	$30.32

KEELEY Small Cap Value Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended
September 30, 2007

INVESTMENT INCOME:
Dividend income
Affiliated issuers	$3,798,497
Unaffiliated issuers (Net of $27,823 of foreign witholding taxes)	26,003,548
Interest income	2,067,370
Total Investment Income	31,869,415

EXPENSES:
Investment advisory fees	39,483,939
12b-1 fees	10,689,983
Transfer agent fees and expenses	3,639,624
Administration and accounting fees	957,573
Federal and state registration fees	316,832
Custody fees	392,624
Audit Fees	70,034
Reports to shareholders	492,299
Directors’ fees	149,955
Other	407,049
Total Expenses	56,599,912
NET INVESTMENT LOSS	(24,730,497)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain/(loss) on investments
Unaffiliated issuers	153,751,407
Affiliated issuers	(3,840,991)
Change in net unrealized
appreciation on investments	658,857,690
Net Gain on Investments	808,768,106
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$784,037,609

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
OPERATIONS:
Net investment loss	$(24,730,497)	$(8,265,612)
Net realized gain (loss) on investments	149,910,416	(28,875,466)
Change in net unrealized appreciation
on investments	658,857,690	69,833,055
Net increase in net assets resulting
from operations	784,037,609	32,691,977

DISTRIBUTIONS:
Net realized gains	(34,902)	(9,190,330)

CAPITAL STOCK TRANSACTIONS:
Proceeds from 106,925,545 and 114,139,817(1)
shares issued, respectively	2,920,915,219	2,245,147,049
Proceeds from 1,216 and 399,186(1) shares of
distributions reinvested, respectively	32,024	8,263,222
Cost of 32,004,504 and 15,875,067(1) shares
redeemed, respectively	(867,004,922)	(373,255,960)
Net increase from capital stock transactions	2,053,942,321	1,880,154,311
TOTAL INCREASE IN NET ASSETS	2,837,945,028	1,903,655,958

NET ASSETS:
Beginning of period	2,753,839,901	850,183,943
End of period	$5,591,784,929	$2,753,839,901
Accumulated undistributed net investment loss	$—	$—

(1)	On July 10, 2006, the Board of Directors declared a 2 for 1 stock split. As a result of the split, each share was converted into two shares on that date. The number of shares in capital stock transactions for the period October 1, 2005 through July 10, 2006 reflect the impact of the split.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund, Inc.
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2007	2006	2005	2004	2003
PER SHARE DATA (1)
Net asset value, beginning of period	$23.29	$21.73	$16.98	$12.44	$10.95
Income from investment operations:
Net investment loss	(0.13)	(0.07)	(0.06)	(0.06)	(0.08)
Net realized and unrealized gains on
investments	5.79	2.04	5.41	4.60	2.23
Total from investment operations	5.66	1.97	5.35	4.54	2.15

Less distributions:
Net realized gains	— (2)	(0.41)	(0.60)	—	(0.66)
Net asset value, end of period	$28.95	$23.29	$21.73	$16.98	$12.44

Total return (3)	24.30%	8.25%	32.37%	36.45%	20.61%

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$5,591,785	$2,753,840	$850,184	$206,976	$90,471
Ratio of expenses to average net assets	1.33%	1.39%	1.52%	1.64%	1.75%
Ratio of net investment loss to average
net assets	(0.58)%	(0.47)%	(0.50)%	(0.57)%	(0.68)%
Portfolio turnover rate	29.60%	17.58%	22.93%	29.63%	38.83%

(1)	Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split. As a result of the split, each share was converted into two shares on that date. Per share data for all five years is for a share outstanding throughout the period reflecting the impact of the stock split.
(2)	Amount calculated is less than $0.005 per share.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund, Inc.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2007

1.	ORGANIZATION

The KEELEY Small Cap Value Fund, Inc. ( the “Fund”) was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the “1940 Act”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. For each investment that is fair valued, if any, the Board of Directors considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

KEELEY Small Cap Value Fund, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

     b) Federal Income and Excise Taxes – It is the Fund’s policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 to the Fund and its impact in the financial statements has not yet been determined.

     c) Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the year ended September 30, 2007, the Fund increased undistributed net investment income by $24,730,497, increased accumulated net realized gain by $27,846 and decreased paid in capital by $24,758,343. These reclassifications between capital accounts were made for only those differences that are permanent in nature.

     d) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

     e) Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

KEELEY Small Cap Value Fund, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

3.	INVESTMENT ADVISORY AGREEMENT

The Fund has an agreement with Keeley Asset Management Corp. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund (the “Investment Advisory Agreement”). Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion and 0.90% in excess of $1 billion of the Fund’s average daily net assets. Under the Investment Advisory Agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund’s average daily net assets, the Adviser will reimburse the Fund for the amount of such excess expenses. Because the aggregate annual operating expenses did not exceed 2.50% of the Fund’s average daily net assets, the Adviser has not reimbursed the Fund in the current fiscal year, nor the prior three fiscal years.

4.	DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. For the period from October 1, 2006 to September 30, 2007, the Fund paid $10,689,983 in distribution fees, of which $624,757 was paid to the Distributor.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2006 to September 30, 2007, were $3,361,229,474 and $1,251,267,376, respectively. For the period from October 1, 2006 to September 30, 2007, the Fund paid $8,151,376 in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2007, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$4,700,606,522
Gross Unrealized Appreciation	$1,142,875,163
Gross Unrealized Depreciation	(240,357,051)
Net Unrealized Appreciation
on Investments	$902,518,112

KEELEY Small Cap Value Fund, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

At September 30, 2007, the Fund had no realized Post-October capital losses for federal income tax purposes from transactions between November 1, 2006 and September 30, 2007.

The tax character of distributions paid during the fiscal years ended September 30, 2007 and 2006 were as follows:

	2007	2006
Long-Term Capital Gains	$34,902	$9,190,330

As of September 30, 2007 the components of accumulated earnings on a tax basis were as follows:

Undistributed Long-term Capital Gains	$121,196,639
Unrealized Appreciation on Investments	902,518,112
Total Accumulated Earnings	$1,023,714,751

7.	OFFERING PRICE PER SHARE

The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.5%.

     The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2006 to September 30, 2007, the Distributor received $1,700,092 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

As specified in the Fund’s Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

8.	LINE OF CREDIT ARRANGEMENT

     The Fund is party to an uncommitted line of credit with U.S. Bank, N.A., expiring March 1st, 2008, under which the Fund may borrow up to the lesser of (a) $300 million or (b) 10% of the market value of the assets of the Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the year ended September 30, 2007, the Fund made interest payments of $28,287 in connection with the use of this line of credit, and had average daily borrowings of $327,784.

9.	RELATED PARTY TRANSACTION

As of September 30, 2007, one affiliated director beneficially owned 583,505 shares of the Fund, which represents 0.30% of the Fund’s outstanding shares.

KEELEY Small Cap Value Fund, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

10.	TRANSACTIONS WITH AFFILIATES

     The following issuers are affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2006 through September 30, 2007. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

	Share Balance				Share Balance		Value At
	At October 1,				At September 30,	Dividend	September 30,
Issuer Name	2006	Additions		Reductions	2007	Income	2007
Altra Holdings, Inc.	—	1,550,000		—	1,550,000	$—	$25,838,500
AM Castle & Co.	597,500	612,500		—	1,210,000	199,200	39,446,000
AMCOL International Corp.	—	1,705,000		—	1,705,000	449,800	56,418,450
Ampco-Pittsburgh Corp.	—	780,000		—	780,000	140,985	30,716,400
Carmike Cinemas, Inc.	—	1,112,500		—	1,112,500	286,738	20,436,625
CIRCOR International, Inc.	600,000	345,000		—	945,000	118,406	42,912,450
Cowen Group, Inc.	150,000	595,000		—	745,000	—	10,295,900
Denny’s Corp.	3,874,500	1,155,500		—	5,030,000	—	20,120,000
Epoch Holding Corp.	945,714	52,286		—	998,000	—	14,051,840
Goodrich Petroleum Corp.	647,500	777,500		—	1,425,000	—	45,172,500
Gray Television, Inc.	—	2,940,000		—	2,940,000	219,600	24,960,600
Greenbrier Companies, Inc.	760,000	862,500		—	1,622,500	378,400	43,336,975
Interstate Hotels & Resorts, Inc.	1,310,000	725,000		(20,000)	2,015,000	—	9,168,250
Koppers Holdings, Inc.	—	1,405,000		—	1,405,000	482,256	54,247,050
L B Foster Co.	830,000	255,000		—	1,085,000	—	47,154,100
Ladish, Inc.	632,500	247,500		—	880,000	—	48,822,400
Layne Christensen Co.	—	1,255,000		—	1,255,000	—	69,627,400
Lindsay Manufacturing Co.	415,000	495,000		—	910,000	174,000	39,839,800
Maidenform Brands, Inc.	—	2,117,500		—	2,117,500	—	33,625,900
Marcus Corp.	867,500	662,500		—	1,530,000	369,500	29,376,000
Midas, Inc.	780,000	490,000		—	1,270,000	—	23,964,900
Movado Group, Inc.	775,000	570,000		—	1,345,000	283,800	42,932,400
Natural Gas Services
Group, Inc.	655,000	802,500		—	1,457,500	—	25,083,575
Neenah Paper, Inc.	500,000	607,500		—	1,107,500	335,250	36,647,175
NU Horizons Electronics Corp.	617,000	768,000		(1,385,000)	—	—	—
Penn Virginia Corp.	—	675,000	*	—	1,290,000	146,812	56,734,200
Pioneer Drilling Co.	950,000	1,600,000		—	2,550,000	—	31,059,000
Ready Mix, Inc.	297,500	—		(297,500)	—	—	—
Red Lion Hotels Corp.	1,380,000	60,000		—	1,440,000	—	14,832,000
Superior Essex, Inc.	625,000	572,500		—	1,197,500	—	44,642,800
Superior Well Services, Inc.	595,000	592,500		—	1,187,500	—	26,991,875
Thomas Weisel Partners
Group, Inc.	55,000	1,295,000		(65,000)	1,285,000	—	18,645,350
Universal Stainless & Alloy	—	720,000		—	720,000	—	28,648,800
Westfeild Financial, Inc.	—	1,770,000		—	1,770,000	213,750	17,186,700
						$3,798,497	$1,072,935,915

*

The Fund purchased 615,000 shares prior to a 2 for 1 stock split in the company on June 20, 2007. 60,000 shares were purchased post-split. The total share balance as of September 30, 2007 represents the split-adjusted amount.

KEELEY Small Cap Value Fund, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

11.	SUBSEQUENT EVENTS

     On August 14, 2007, the Board of Directors of KEELEY Funds, Inc. unanimously approved a plan of reorganization of KEELEY Small Cap Value Fund, Inc. into a newly created series of KEELEY Funds, Inc., designated “KEELEY Small Cap Value Fund,” effective as of December 31, 2007.

LETTER TO SHAREHOLDERS —
KEELEY MID CAP VALUE FUND (KMCVX)

Dear Shareholder,

During the past six months from March 31, 2007 through September 30, 2007, the Fund’s net assets grew from $64,761,421 to $108,571,966 and the number of shareholders grew from 2,632 to 4,278. For the six month period ending September 30, 2007, the portfolio turnover was 18.96% and the expense ratio was 1.47%. On August 15, 2007 Keeley Asset Management Corp. (the “Adviser”) contractually agreed, effective October 1, 2007 to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39%. This waiver will be in effect until September 30, 2008. The Fund’s portfolio is diversified with investments in 53 equities. As of September 30, 2007, the Keeley family beneficially owned 11.76% of the Fund’s outstanding shares.

For the quarter ended September 30, 2007, the Fund’s return was 1.22% versus a return of -3.55% for the Russell Mid Cap Value Index. For the six month period ended September 30, 2007, the Fund’s return was 14.31% versus -0.03% for the Russell Mid Cap Value Index. For the one year period ended September 30, 2007, the Fund’s return was 33.40% versus 13.75% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund’s average annual return was 17.70% versus 12.82% for the Russell Mid Cap Value Index. Performance data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended September 30, 2007, the Fund’s return was -3.34% versus a return of -3.55% for the Russell Mid Cap Value Index. For the six month period ended September 30, 2007, the Fund’s return was 9.16% versus -0.03% for the Russell Mid Cap Value Index. For the one year period ended September 30, 2007, the Fund’s return was 27.39% versus 13.75% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund’s average annual return was 15.15% versus 12.82% for the Russell Mid Cap Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY Mid Cap Value Fund (KMCVX) outperformed its benchmark, the Russell Mid Cap Value Index, for the quarter ended September 30, 2007. The portfolio rose 1.22% compared to a -3.55% decline for the benchmark. Year-to-date, the Fund has substantially outperformed its benchmark, rising 21.17% compared to a 4.83% increase for the Russell Mid Cap Value Index. The portfolio continued to benefit from exposure in the industrial sector, as the Fund’s holdings in this area were very strong, contributing 282 basis points of performance. Other sectors that contributed positively to results were the financials and energy sectors. Returns in the materials and consumer discretionary sectors were the largest detractors during the third quarter. A number of the portfolio’s best stocks in the third quarter came from the industrial sector. The top performing position in the Fund was KBR Inc. (KBR), which rose 47% and contributed 86 basis points of return to the fund. The engineering and construction services company, which was spun-off from Halliburton in April, benefited from the sale of its stake in a British dockyard, and second quarter earnings rose 52%. McDermott International (MDR) was the second best performing industrial name as it continued its impressive performance in 2007, rising over 30% and contributing 74 basis points of return to the portfolio in the third quarter. The energy services provider has now risen over 110% for the year, and with strong order backlogs and upward earnings revisions, the outlook remains positive.

From a macroeconomic standpoint, volatility plagued the markets throughout the third quarter as tightening credit sent stocks sharply lower in July and August. In times of higher volatility, thoughtful stock selection becomes a critical aspect of producing strong returns and fortunately, there is a wealth of activity within our primary investment themes. Our research team continues to be presented with an abundance of restructuring opportunities for our portfolios. We will continue to employ our unique investment process to identify compelling opportunities that we believe will unlock shareholder value.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 9/30/07
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KMCVX and Russell Midcap® Value Index*
(Unaudited)

     Average annual total returns **
For the periods ended September 30, 2007

Since Commencement
of Operations
	1-Year	(8/12/2005)(1)
KMCVX	+33.40%	+17.70%
KMCVX (includes max
4.50% front-end load)	+27.39%	+15.15%
Russell Midcap® Value Index	+13.75%	+12.82%

*

The Russell Midcap® Value Index of common is an unmananged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(1)	Not annualized.

LETTER TO SHAREHOLDERS — KEELEY ALL CAP VALUE FUND (KACVX)

Dear Shareholder,

The KEELEY All Cap Value Fund commenced operations on June 14, 2006. During the past six months from March 31, 2007 through September 30, 2007, the Fund’s net assets grew from $34,153,522 to $76,989,943 and the number of shareholders grew from 1,151 to 2,785. For the six month period ending September 30, 2007, the portfolio turnover was 21.64% and the expense ratio was capped by Keeley Asset Management Corp. (the “Adviser”) at 1.49%. On August 15, 2007 the Adviser contractually agreed, effective October 1, 2007 to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39%. This waiver will be in effect until September 30, 2008. The Fund’s portfolio is widely diversified with investments in 97 equities. As of September 30th, 2007, the Keeley family beneficially owned 15.38% of the Fund’s outstanding shares.

For the quarter ended September 30, 2007, the Fund’s return was -0.90% versus a return of -0.75% for the Russell 3000 Value Index. For the six month period ended September 30, 2007, the Fund’s return was 10.74% versus 3.90% for the Russell 3000 Value Index. For the one year period ended September 30, 2007, the Fund’s return was 32.97% versus 13.73% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund’s return was 23.92% versus 19.32% for the Russell 3000 Value Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended September 30, 2007, the Fund’s total return was -5.36% versus a return of -0.75% for the Russell 3000 Value Index. For the six month period ended September 30, 2007, the Fund’s return was 5.76% versus 3.90% for the Russell 3000 Value Index. For the one year period ended September 30th, 2007, the Fund’s return was 26.98% versus 13.73% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund’s average annual return was 19.55% versus 19.32% for the Russell 3000 Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY All Cap Value Fund (KACVX) slightly underperformed its benchmark, the Russell 3000 Value Index, for the quarter ended September 30, 2007. The portfolio declined -0.90% versus a -0.75% drop for the benchmark. Year-to-date, the Fund has substantially outperformed its benchmark, rising 17.13% compared to a 5.21% increase for the Russell 3000 Value Index. The portfolio continued to benefit from exposure in the industrial sector, as the Fund’s holdings in this area contributed 140 basis points of performance to the portfolio. While stock selection was strong in the consumer discretionary sector, returns in that area were the largest detractor from the Fund’s performance in the third quarter. Returns from the industrial sector had the greatest positive impact on performance during the third quarter. L.B. Foster (FSTR) was the top performer, rising over 51% and adding 57 basis points of return to the Fund. Shares of the maker of rail and construction products rose sharply after second-quarter profit more than doubled. The firm also benefited from the announcement that the Canadian Pacific Railway reached an agreement to acquire the Dakota Minnesota and Eastern Railroad (“DM&E”) in which L.B. Foster holds a minority equity interest. KBR Inc. (KBR) was the second best performing industrial name, rising over 47% and contributing 46 basis points to the Fund. The engineering and construction services company, which was spun-off from Halliburton in April, benefited from the sale of its stake in a British dockyard, and second quarter earnings rose 52%. As mentioned previously, the largest detractor from performance during the third quarter was the consumer discretionary sector. However, stock selection in the sector was strong, and the single largest contributor to performance, Las Vegas Sands (LVS), came from this area. Dillard’s (DDS) was the weakest performing stock in the sector, falling 39% and detracting 48 basis points of performance from the Fund. The retailer saw same-store sales drop 5% in August and 7% in September. Houston Wire & Cable (HWCC) was the second largest detractor in the sector, dropping 31% and detracting 40 basis points of return from the portfolio. Although second quarter profits and sales rose, results for the cable and wire distributor were below Wall Street analysts’ expectations.

From a macroeconomic standpoint, volatility plagued the markets throughout the third quarter as tightening credit sent stocks sharply lower in July and August. In times of higher volatility, thoughtful stock selection becomes a critical aspect of producing strong returns and fortunately, there is a wealth of activity within our primary investment themes. Our research team continues to be presented with an abundance of restructuring opportunities for our portfolios. We will continue to employ our unique investment process to identify compelling opportunities that we believe will unlock shareholder value.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 9/30/07
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KACVX and Russell 3000® Value Index*
(Unaudited)

Total returns **
For the periods ended September 30, 2007

Since Commencement
of Operations(1)
	1 year	(6/14/2006)
KACVX	+32.97%	+23.92%
KACVX (includes max
4.50% front-end load)	+26.98%	+19.55%
Russell 3000® Value Index	+13.73%	+19.32%

*	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.
**	PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1)	Not annualized.

LETTER TO SHAREHOLDERS —
KEELEY SMALL-MID CAP VALUE FUND (KSMVX AND KSMIX)

Dear Shareholder,

The KEELEY Small-Mid Cap Value Fund commenced operations on August 15, 2007. As of September 30, 2007, the Fund’s net assets were $4,780,416 and the fund had 93 shareholders. For the period ending September 30, 2007, the portfolio turnover was 0.91%. On August 15, 2007 Keeley Asset Management Corp. (the “Adviser”) contractually agreed to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% for the Class A shares and 1.14% for the Class I shares. This waiver will be in effect until September 30, 2009. The Fund’s portfolio is widely diversified with investments in 77 equities. As of September 30, 2007, the Keeley family beneficially owned 55.81% of the Fund’s Class A outstanding shares and 100% of the Fund’s Class I outstanding shares. In the first full month of its history, the Class A shares rose 6.42% and the Class I shares rose 6.31%, outperforming its benchmark, the Russell 2500 Value Index, which climbed 1.04% in September. Performance Data does not reflect the deduction of the sales load or fee, and that, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

In the first full month of its history, the Class A shares rose 1.63%, outperforming its benchmark, the Russell 2500 Value Index, which climbed 1.04% in September. The Fund does not charge up-front sales charges for investments in Class I shares.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The Small-Mid Cap Value Fund is the natural evolution of our highly successful KEELEY Small Cap Value Fund. With our patient, long-term approach to stock selection, we believe the added flexibility in market capitalization will be a strong complement to our other product offerings, specifically the Small Cap Value Fund. The Fund will be managed using the same corporate restructuring investment discipline as the firm’s highly-rated flagship product, the KEELEY Small Cap Value Fund (KSCVX), as well as the KEELEY Mid

Cap Value Fund (KMCVX) and KEELEY All Cap Value Fund (KACVX). The Fund will not concentrate on any specific sector or industry and primarily invest in small and mid-cap stocks with market capitalizations of $7.5 billion or less at the time of investment.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 9/30/07
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KSMVX and KSMIX and Russell 2500® Value Index*
(Unaudited)

Total returns **
For the periods ended September 30, 2007

Since Commencement
	1 month ended	of Operations(1)
	9/30/2007(1)	(8/15/2007)
KSMVX	+6.42%	+9.40%
KSMVX (includes max 4.50% front-end load)	+1.63%	+4.48%
KSMIX	+6.31%	+9.50%
Russell 2500® Value Index	+1.04%	+6.91%

*	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.
**	PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1)	Not annualized.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended September 30, 2007
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007 (the “period”) for the Mid Cap Value Fund and the All Cap Value Fund, and from August 15, 2007 (commencement of operations) to September 30, 2007 for the Small-Mid Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

		CLASS A(1)			CLASS I
				Expenses			Expenses
	Beginning	Ending	Six-Month	paid	Ending	Six-Month	paid
	account	account	Expense	during	account	Expense	during
	value	value	Ratio	period*	value	Ratio	period*
Mid Cap Value Fund	$1,000.00	$1,143.10	1.42%	$7.63	N/A	N/A	N/A
All Cap Value Fund	1,000.00	1,107.40	1.48%	7.82	N/A	N/A	N/A
Small-Mid Cap Value Fund	1,000.00	1,094.00	1.39%	1.87	$1,095.00	1.14%	$1.54

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Mid Cap Value and All Cap Value Funds (to reflect the one-half year period) and multiplied by 47/365 for the Small-Mid Cap Value Fund (to reflect the period since commencement).
(1)	The Small-Mid Cap Value Fund is the only series of Keeley Funds, Inc. that has two distinct share classes: Class A and Class I. The Mid Cap Value Fund and All Cap Value Fund have a single common share class which has the same characteristics of the Small-Mid Cap Value Fund – Class A shares.

      KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended September 30, 2007
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund s’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

		CLASS A(1)			CLASS I
				Expenses			Expenses
	Beginning	Ending	Six-Month	paid	Ending	Six-Month	paid
	account	account	Expense	during	account	Expense	during
	value	value	Ratio	period*	value	Ratio	period*
Mid Cap Value Fund	$1,000.00	$1,017.75	1.42%	$7.18	N/A	N/A	N/A
All Cap Value Fund	1,000.00	1,017.60	1.48%	7.49	N/A	N/A	N/A
Small-Mid Cap Value Fund	1,000.00	1,004.65	1.39%	1.79	$1,004.97	1.14%	$1.47

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Mid Cap Value and All Cap Value Funds (to reflect the one-half year period and multiplied by 47/365 for the Small-Mid Cap Value Fund (to reflect the period since commencement).
(1)	The Small-Mid Cap Value Fund is the only series of Keeley Funds, Inc. that has two distinct share classes: Class A and Class I. The Mid Cap Value Fund and All Cap Value Fund have a single common share class which has the same characteristics of the Small-Mid Cap Value Fund – Class A shares.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2007

Shares		Value
COMMON STOCKS – 97.85%
Aerospace & Defense – 4.27%
66,400	KBR, Inc. (a)	$ 2,574,328
53,000	Spirit Aerosystems Holdings, Inc. (a)	2,063,820
		4,638,148
	Auto Components – 1.79%
41,500	Wabco Holdings, Inc. (a)	1,940,125
	Capital Markets – 3.75%
72,000	Janus Capital Group, Inc.	2,036,160
73,000	Jefferies Group, Inc.	2,031,590
		4,067,750
	Chemicals – 3.74%
30,500	Ashland, Inc.	1,836,405
42,800	FMC Corp.	2,226,456
		4,062,861
	Commercial Services & Supplies – 1.65%
32,000	The Brink’s Co.	1,788,160
	Computers & Peripherals – 1.70%
37,000	NCR Corp. (a)	1,842,600
	Construction & Engineering – 14.13%
72,000	AECOM Technology Corp. (a)	2,514,960
50,000	Chicago Bridge & Iron Co.	2,153,000
25,500	Foster Wheeler Ltd. (a)	3,347,640
56,000	McDermott International, Inc. (a)	3,028,480
68,000	Quanta Services, Inc. (a)	1,798,600
43,000	The Shaw Group, Inc. (a)	2,498,300
		15,340,980
	Construction Materials – 3.60%
14,900	Martin Marietta Materials, Inc.	1,989,895
24,500	Texas Industries, Inc.	1,923,250
		3,913,145
	Containers & Packaging – 3.34%
77,000	Crown Holdings, Inc. (a)	1,752,520
35,500	Temple-Inland, Inc.	1,868,365
		3,620,885
	Diversified Financial Services – 2.32%
52,300	Leucadia National Corp.	2,521,906
	Electric Utilities – 1.54%
32,000	Allegheny Energy, Inc. (a)	1,672,320
	Electrical Equipment – 3.78%
46,100	Ametek, Inc.	1,992,442
36,000	Thomas & Betts Corp. (a)	2,111,040
		4,103,482
	Energy Equipment & Services – 5.84%
46,800	FMC Technologies, Inc. (a)	2,698,488
58,700	Helmerich & Payne, Inc.	1,927,121
63,000	Tesco Corp. (a)	1,710,450
		6,336,059
	Hotels, Restaurants & Leisure – 3.58%
36,000	Gaylord Entertainment Co. (a)	1,915,920
60,000	Wyndham Worldwide Corp.	1,965,600
		3,881,520
	Household Durables – 1.91%
72,000	Newell Rubbermaid, Inc.	2,075,040
	Independent Power Producers & Energy Traders – 1.63%
43,500	Mirant Corp. (a)	1,769,580
	Insurance – 4.73%
85,000	Conseco, Inc. (a)	1,360,000
79,000	Covanta Holding Corp. (a)	1,936,290
99,000	Old Republic International Corp.	1,855,260
		5,151,550

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares		Value
	IT Services – 1.71%
98,000	Broadridge Financial Solutions, Inc.	$1,857,100

	Machinery – 14.74%
36,000	Dover Corp.	1,834,200
35,500	Harsco Corp.	2,104,085
32,500	Ingersoll-Rand Co.	1,770,275
27,500	ITT Industries, Inc.	1,868,075
41,500	Joy Global, Inc.	2,110,690
33,000	Oshkosh Truck Corp.	2,045,010
25,000	Terex Corp. (a)	2,225,500
55,000	Timken Co.	2,043,250
		16,001,085
	Media – 1.61%
55,400	Idearc, Inc.	1,743,438
	Metals & Mining – 1.84%
63,000	Commercial Metals Co.	1,993,950
	Oil, Gas & Consumable Fuels – 9.15%
63,000	CNX Gas Corp. (a)	1,812,510
44,000	Consol Energy, Inc.	2,050,400
42,000	Pioneer Natural Resources Co.	1,889,160
47,500	Plains Exploration & Production Co. (a)	2,100,450
44,500	Quicksilver Resources, Inc. (a)	2,093,725
		9,946,245
	Road & Rail – 1.69%
57,000	Kansas City Southern (a)	1,833,690
	Semiconductor & Semiconductor Equipment – 1.98%
73,500	Cypress Semiconductor Corp. (a)	2,146,935
	Textiles, Apparel & Luxury Goods – 1.83%
70,800	Hanesbrands, Inc. (a)	1,986,648
	Total Common Stocks
	(Cost $84,631,654)	106,235,202

Principal
Amount		Value
	SHORT TERM INVESTMENTS – 1.96%
	Variable Rate Demand Notes – 1.96%
$2,129,900	U.S. Bank, N.A., 4.879% (b)	$2,129,900
	Total Short Term Investments
	(Cost $2,129,900)	2,129,900
	Total Investments – 99.81%
	(Cost $86,761,554)	108,365,102
	Other Assets in Excess of Liabilities – 0.19%	206,864
	TOTAL NET ASSETS – 100.00%	$108,571,966

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is as of September 30, 2007.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2007

Shares		Value
	COMMON STOCKS – 97.48%
	Aerospace & Defense – 4.32%
35,000	Hexcel Corp. (a)	$794,850
12,500	Honeywell International, Inc.	743,375
24,500	KBR, Inc. (a)	949,865
21,500	Spirit Aerosystems Holdings, Inc. (a)	837,210
		3,325,300
	Auto Components – 2.04%
27,000	The Goodyear Tire & Rubber Co. (a)	821,070
16,000	Wabco Holdings, Inc. (a)	748,000
		1,569,070
	Building Products – 0.95%
20,500	American Standard Companies, Inc.	730,210
	Capital Markets – 3.17%
12,000	Ameriprise Financial, Inc.	757,320
58,000	Epoch Holding Corp. (a)	816,640
15,000	Stifel Financial Corp. (a)	867,600
		2,441,560
	Chemicals – 5.96%
11,500	Ashland, Inc.	692,415
14,500	CF Industries Holdings, Inc.	1,100,695
16,000	FMC Corp.	832,320
25,000	Koppers Holdings, Inc.	965,250
32,000	Terra Industries, Inc. (a)	1,000,320
		4,591,000
	Commercial Services – 1.56%
28,000	Avis Budget Group, Inc. (a)	640,920
10,000	The Brink’s Co.	558,800
		1,199,720
	Computers & Peripherals – 1.78%
30,000	EMC Corp. (a)	624,000
15,000	NCR Corp. (a)	747,000
		1,371,000
	Construction & Engineering – 11.09%
33,000	ABB Ltd. - ADR	865,590
26,000	AECOM Technology Corp. (a)	908,180
21,000	Chicago Bridge & Iron Co.	904,260
7,500	Foster Wheeler Ltd. (a)	984,600
98,000	Furmanite Corporation (a)	891,800
87,000	Great Lakes Dredge & Dock Corp. (a)	762,120
50,000	Hill International, Inc. (a)	450,000
27,500	Integrated Electrical Services, Inc. (a)	704,275
20,000	McDermott International, Inc. (a)	1,081,600
17,000	The Shaw Group, Inc. (a)	987,700
		8,540,125
	Construction Materials – 1.94%
5,600	Martin Marietta Materials, Inc.	747,880
9,500	Texas Industries, Inc.	745,750
		1,493,630
	Containers & Packaging – 0.89%
13,000	Temple-Inland, Inc.	684,190
	Diversified Financial Services – 2.93%
35,000	Discover Financial Services (a)	728,000
16,000	J.P. Morgan Chase & Co.	733,120
10,000	NYSE Euronext, Inc.	791,700
		2,252,820
	Electric Utilities – 0.90%
15,500	Allete, Inc.	693,780
	Electrical Equipment – 1.84%
160,000	Magnetek, Inc. (a)	768,000
13,500	Regal–Beloit Corp.	646,515
		1,414,515

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares		Value
	Energy Equipment & Services – 3.00%
21,000	Halliburton Co.	$806,400
18,500	Helix Energy Solutions Group, Inc. (a)	785,510
26,500	Tesco Corp. (a)	719,475
		2,311,385
	Food & Staples Retailing – 1.08%
21,000	CVS Corp.	832,230
	Health Care Equipment & Supplies – 0.94%
17,500	Covidien Ltd. (a)	726,250
	Hotels, Restaurants & Leisure – 4.79%
9,500	Las Vegas Sands Corp. (a)	1,267,490
10,000	MGM Mirage (a)	894,400
14,500	Orient–Express Hotels Ltd.	743,415
24,000	Wyndham Worldwide Corp.	786,240
		3,691,545
	Household Durables – 0.85%
8,000	Fortune Brands, Inc.	651,920
	Independent Power Producers & Energy Traders – 1.00%
83,000	Dynegy, Inc. (a)	766,920
	Industrial Conglomerates – 2.96%
12,400	Textron, Inc.	771,404
17,000	Tyco International Ltd.	753,780
28,000	Walter Industries, Inc.	753,200
		2,278,384
	Insurance – 1.48%
23,000	Conseco, Inc. (a)	368,000
15,500	Unitrin, Inc.	768,645
		1,136,645
	IT Services – 2.29%
52,000	Broadridge Financial Solutions, Inc.	985,400
37,000	Western Union Co.	775,890
		1,761,290
	Machinery – 14.51%
41,000	Altra Holdings, Inc. (a)	683,470
23,000	American Railcar Industries, Inc.	506,460
16,000	Crane Co.	767,520
14,200	Dover Corp.	723,490
18,000	Harsco Corp.	1,066,860
14,500	Ingersoll–Rand Co.	789,815
11,500	ITT Industries, Inc.	781,195
16,000	Joy Global, Inc.	813,760
25,000	L B Foster Co. (a)	1,086,500
19,000	Manitowoc Co.	841,320
22,000	Mueller Water Products, Inc. – Class A	272,580
33,000	Mueller Water Products, Inc. – Class B	363,000
43,000	Tecumseh Products Co. (a)	827,750
9,500	Terex Corp. (a)	845,690
21,500	Timken Co.	798,725
		11,168,135
	Media – 1.78%
21,000	Idearc, Inc.	660,870
14,000	The McGraw–Hill Companies, Inc.	712,740
		1,373,610
	Metals & Mining – 7.43%
7,000	Allegheny Technologies, Inc.	769,650
27,500	AMCOL International Corp.	909,975
25,000	Commercial Metals Co.	791,250
10,000	Haynes International, Inc. (a)	853,700
11,000	Kaiser Aluminum Corp.	776,270
23,000	Titanium Metals Corp. (a)	771,880
8,000	United States Steel Corp.	847,520
		5,720,245
	Multiline Retail – 1.87%
33,000	Dillard’s, Inc.	720,390
42,000	Saks, Inc.	720,300
		1,440,690

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares		Value
	Multi-Utilities – 1.04%
19,000	NRG Energy, Inc. (a)	$803,510
	Oil, Gas & Consumable Fuels – 4.37%
25,000	Comstock Resources, Inc. (a)	771,000
41,500	EXCO Resources, Inc. (a)	686,410
75,000	ICO, Inc. (a)	1,056,000
47,000	PetroHawk Energy Corp. (a)	771,740
10,000	Rex Energy Corporation (a)	80,500
		3,365,650
	Paper & Forest Products – 0.91%
85,000	Domtar Corp. (a)	697,000
	Road & Rail – 1.95%
26,500	Genesee & Wyoming, Inc. (a)	764,260
6,500	Union Pacific Corp.	734,890
		1,499,150
	Semiconductor & Semiconductor Equipment – 1.40%
37,000	Cypress Semiconductor Corp. (a)	1,080,770
	Specialty Retail – 2.71%
46,500	PEP Boys–Manny, Moe & Jack	652,395
37,000	Rex Stores Corp. (a)	715,950
85,000	Sally Beauty Holdings, Inc. (a)	718,250
		2,086,595
	Textiles, Apparel & Luxury Goods – 0.98%
27,000	Hanesbrands, Inc. (a)	757,620
	Thrifts & Mortgage Finance – 0.77%
42,000	First Niagara Financial Group, Inc.	594,300
	Total Common Stocks
	(Cost $65,809,151)	$75,050,764

Principal
Amount		Value
	SHORT TERM INVESTMENTS – 2.72%
	Variable Rate Demand Notes – 2.72%
$2,093,000	U.S. Bank, N.A., 4.876% (b)	$2,093,000
	Total Short Term Investments
	(Cost $2,093,000)	$2,093,000
	Total Investments – 100.20%
	(Cost $67,902,151)	$77,143,764
	Liabilities in Excess of Other Assets – (0.20)%	(153,821)
	TOTAL NET ASSETS – 100.00%	$76,989,943

	Percentages are stated as a percent of net assets.

	ADR American Depository Receipt.

	(a) Non Income Producing.

	(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is as of September 30, 2007.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2007

Shares		Value
	COMMON STOCKS – 99.25%
	Aerospace & Defense – 3.62%
3,000	Hexcel Corp. (a)	$68,130
1,100	KBR, Inc. (a)	42,647
1,600	Spirit Aerosystems Holdings, Inc. (a)	62,304
		173,081
	Auto Components – 1.96%
2,000	Wabco Holdings, Inc. (a)	93,500
	Capital Markets – 5.42%
6,000	Epoch Holding Corp. (a)	84,480
2,500	Janus Capital Group, Inc.	70,700
1,800	Stifel Financial Corp. (a)	104,112
		259,292
	Chemicals – 3.30%
600	Ashland, Inc.	36,126
1,600	FMC Corp.	83,232
1,000	Koppers Holdings, Inc.	38,610
		157,968
	Commercial Services & Supplies – 2.47%
800	The Brink’s Co.	44,704
2,800	PHH Corp. (a)	73,584
		118,288
	Construction & Engineering – 12.80%
1,500	ABB Ltd. - ADR	39,345
1,400	AECOM Technology Corp. (a)	48,902
1,000	Chicago Bridge & Iron Co.	43,060
800	Foster Wheeler Ltd. (a)	105,024
2,200	Granite Construction, Inc.	116,644
9,000	Great Lakes Dredge & Dock Corp. (a)	78,840
1,200	McDermott International, Inc. (a)	64,896
1,500	Quanta Services, Inc. (a)	39,675
1,300	The Shaw Group, Inc. (a)	75,530
		611,916
	Construction Materials – 3.30%
300	Martin Marietta Materials, Inc.	40,065
1,500	Texas Industries, Inc.	117,750
		157,815
	Consumer Finance – 1.65%
3,500	MoneyGram International, Inc.	79,065
	Containers & Packaging – 1.32%
1,200	Temple-Inland, Inc.	63,156
	Diversified Financial Services – 1.72%
2,100	Discover Financial Services (a)	43,680
800	Leucadia National Corp.	38,576
		82,256
	Electric Utilities – 2.05%
800	ITC Holdings Corp.	39,640
2,100	Portland General Electric Co.	58,380
		98,020
	Electrical Equipment – 2.41%
900	Ametek, Inc.	38,898
1,300	Thomas & Betts Corp. (a)	76,232
		115,130
	Energy Equipment & Services – 5.92%
1,000	Halliburton Co.	38,400
1,600	Helix Energy Solutions Group, Inc. (a)	67,936
1,200	Helmerich & Payne, Inc.	39,396
3,300	Tesco Corp. (a)	89,595
1,400	Willbros Group, Inc. (a)	47,600
		282,927
	Food & Staples Retailing – 0.95%
1,150	CVS Corp.	45,575
	Health Care Equipment & Supplies – 1.04%
1,200	Covidien Ltd. (a)	49,800

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Shares		Value
	Hotels, Restaurants & Leisure – 3.59%
700	Gaylord Entertainment Co. (a)	$37,254
800	Orient-Express Hotels Ltd.	41,016
700	Vail Resorts, Inc. (a)	43,603
1,500	Wyndham Worldwide Corp.	49,140
		171,013
	Industrial Conglomerates – 0.90%
1,600	Walter Industries, Inc.	43,040
	Insurance – 1.18%
2,300	Covanta Holding Corp. (a)	56,373
	IT Services – 1.78%
4,500	Broadridge Financial Solutions, Inc.	85,275
	Machinery – 21.12%
1,900	Bucyrus International, Inc. - Class A	138,567
900	Dover Corp.	45,855
500	Flowserve Corp.	38,090
2,700	Greenbrier Companies, Inc.	72,117
900	Harsco Corp.	53,343
700	Ingersoll-Rand Co.	38,129
600	ITT Industries, Inc.	40,758
1,700	Joy Global, Inc.	86,462
900	L. B. Foster Co. (a)	39,114
1,400	Manitowoc Co.	61,992
7,000	Mueller Water Products, Inc. - Class B	77,000
800	Oshkosh Truck Corp.	49,576
1,800	Tennant Co.	87,660
900	Terex Corp. (a)	80,118
1,100	Timken Co.	40,865
1,600	Trinity Industries, Inc.	60,064
		1,009,710
	Media – 0.92%
1,400	Idearc, Inc.	44,058
	Metals & Mining – 4.00%
1,600	Commercial Metals Co.	50,640
900	Haynes International, Inc. (a)	76,833
900	Kaiser Aluminum Corp.	63,513
		190,986
	Multiline Retail – 2.62%
7,300	Saks, Inc.	125,195
	Oil, Gas & Consumable Fuels – 7.76%
1,200	Consol Energy, Inc.	55,920
2,800	EXCO Resources, Inc. (a)	46,312
900	Penn Virginia Corp.	39,582
3,600	PetroHawk Energy Corp. (a)	59,112
1,700	Pioneer Natural Resources Co.	76,466
2,100	Plains Exploration & Production Co. (a)	92,862
		370,254
	Road & Rail – 2.53%
1,400	Genesee & Wyoming, Inc. (a)	40,376
2,500	Kansas City Southern (a)	80,425
		120,801
	Textiles, Apparel & Luxury Goods – 0.76%
1,300	Hanesbrands, Inc. (a)	36,478
	Thrifts & Mortgage Finance – 2.16%
7,300	First Niagara Financial Group, Inc.	103,295
	Total Common Stocks
	(Cost $4,330,692)	$4,744,267

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2007

Principal
Amount		Value
	SHORT TERM INVESTMENTS – 0.10%
	Variable Rate Demand Notes – 0.10%
$4,900	U.S. Bank, N.A., 4.876% (b)	$4,900
	Total Short Term Investments
	(Cost $4,900)	$4,900
	Total Investments – 99.35%
	(Cost $4,335,592)	$4,749,167
	Other Assets in Excess of Liabilities – 0.65%	31,249
	TOTAL NET ASSETS – 100.00%	$4,780,416

	Percentages are stated as a percent of net assets.

	ADR American Depository Receipt.

	(a) Non Income Producing.

	(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is as of September 30, 2007.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007

	Mid Cap	All Cap	Small-Mid Cap
	Value Fund	Value Fund	Value Fund
ASSETS:
Investments, at value(1)	$108,365,102	$77,143,764	$ 4,749,167
Cash	1,420	689	86
Receivable for shares issued	1,503,813	738,047	62,537
Dividends and interest receivable	28,819	28,975	2,305
Prepaid expenses and other assets	19,206	15,976	—
Due from Adviser	—	—	47,450
Total Assets	109,918,360	77,927,451	4,861,545
LIABILITIES:
Payable for investments purchased	957,391	541,446	53,165
Payable for shares redeemed	220,749	269,126	—
Payable to Adviser	84,239	59,345	—
Payable to Directors	2,463	2,360	2,095
Accrued 12b-1 fees	20,295	13,234	651
Other accrued expenses	61,257	51,997	25,218
Total Liabilities	1,346,394	937,508	81,129
NET ASSETS	$108,571,966	$76,989,943	$ 4,780,416
NET ASSETS CONSIST OF:
Capital stock	$89,259,625	$68,918,646	$ 4,369,382
Accumulated undistributed net realized loss on investments	(2,291,207)	(1,170,316)	(2,541)
Net unrealized appreciation on investments	21,603,548	9,241,613	413,575
NET ASSETS	$108,571,966	$76,989,943	$ 4,780,416
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	100,000,000	100,000,000	100,000,000
Issued and outstanding	7,679,700	5,832,355	336,925
NET ASSETS	$108,571,966	$76,989,943	3,685,851
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$14.14	$13.20	$ 10.94
MAXIMUM OFFERING PRICE PER SHARE(2)	$14.81	$13.82	$ 11.46
Class I Shares
Authorized	N/A	N/A	100,000,000
Issued and outstanding	N/A	N/A	100,000
NET ASSETS	N/A	N/A	1,094,565
NET ASSET VALUE, REDEMPTION
AND OFFERING PRICE PER SHARE	$—	$—	$ 10.95
	$86,761,554	$67,902,151	$ 4,335,592
(1) Cost of Investments
(2) Includes a sales load of 4.50% (see Note 7).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENT OF OPERATIONS
September 30, 2007

	Mid Cap	All Cap	Small-Mid Cap
	Value Fund	Value Fund	Value Fund
			From
			August 15, 2007
	Year Ended	Year Ended	(Commencement Date)
	September 30, 2007	September 30, 2007	to September 30, 2007
INVESTMENT INCOME:
Dividend income	$ 669,012	$ 344,683	$ 3,670
Less: Foreign withholding tax	(1,237)	(1,247)	(10)
Interest income	41,649	31,181	1,051
Total Investment Income	709,424	374,617	4,711
EXPENSES:
Investment advisory fees	726,845	411,494	5,129
12b-1 fees – Class A	181,711	102,874	957
Transfer agent fees and expenses	40,333	35,208	1,210
Federal and state registration fees	29,324	16,960	1,661
Audit Expense	26,662	35,718	19,740
Fund Administration and Accounting fees	15,551	14,342	336
Directors’ fees	13,464	10,955	2,095
Custody fees	6,170	13,255	1,230
Reports to shareholders	3,530	7,710	146
Other	23,435	13,604	823
Organizational Costs	—	—	26,056
Total expenses before reimbursement	1,067,025	662,120	59,383
Reimbursement of expenses by Adivser	(9,126)	(49,240)	(52,579)
NET EXPENSES	1,057,899	612,880	6,804
NET INVESTMENT LOSS	(348,475)	(238,263)	(2,093)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized loss on investments	(913,334)	(979,339)	(2,541)
Change in net unrealized appreciation on investments	20,689,110	9,346,247	413,575
Net Gain on Investments	19,775,776	8,366,908	411,034
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$19,427,301	$8,128,645	$408,941

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
September 30, 2007

	Mid Cap Value Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006
OPERATIONS:
Net investment loss	$(348,475)	$(420,025)
Net realized loss on investments	(913,334)	(1,377,873)
Change in net unrealized appreciation/(depreciation) on investments	20,689,110	541,368
Net increase/(decrease) in net assets resulting from operations	19,427,301	(1,256,530)
DISTRIBUTIONS:
Tax return of capital	—	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	56,612,303	52,244,763
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(21,980,154)	(7,944,725)
Net increase from capital stock transactions	34,632,149	44,300,038
Class I Shares
Proceeds from shares issued	N/A	N/A
Proceeds from distributions reinvested	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase from capital stock transactions	—	—
TOTAL INCREASE IN NET ASSETS	54,059,450	43,043,508

NET ASSETS:
Beginning of period	54,512,516	11,469,008
End of period	$108,571,966	$54,512,516
Accumulated undistributed net investment loss	$—	$—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	4,277,414	4,761,960
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(1,741,312)	(718,448)
Net increase decrease from capital stock transactions	2,536,102	4,043,512

Class I Shares
Shares Sold	N/A	N/A
Issued to shareholder in reinvestment of dividends	N/A	N/A
Shares redeemed	N/A	N/A
Net increase decrease from capital stock transactions	—	—

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
September 30, 2007

All Cap Value Fund		Small-Mid Cap Value Fund
	Period from	Period from
	June 14, 2006	August 15, 2007
Year Ended	(Commencement	(Commencement
September 30,	of Operations) to	of Operations to
2007	September 30, 2006	September 30, 2007
$(238,263)	$(16,442)	$(2,093)
(979,339)	(190,222)	(2,541)
9,346,247	(104,634)	413,575
8,128,645	(311,298)	408,941

(6,639)	—	—

58,739,310	15,255,185	3,371,475
5,943	—	—
(4,805,746)	(15,457)	—
53,939,507	15,239,728	3,371,475

N/A	N/A	1,000,000
N/A	N/A	—
N/A	N/A	—
—	—	1,000,000
62,061,513	14,928,430	4,780,416

14,928,430	—	—
$76,989,943	$14,928,430	$4,780,416
$—	$—	$—

4,721,352	1,505,318	336,925
524	—	—
(393,292)	15,457	—
4,328,584	1,520,775	336,925

N/A	N/A	100,000
N/A	N/A	—
N/A	N/A	—
—	—	100,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Mid Cap Value Fund

				Period from
				August 15, 2005
				(Commencement
	Year Ended		Year Ended	of Operations)
	September 30,		September 30,	to September 30,
	2007		2006	2005
PER SHARE DATA (1)
Net asset value, beginning of period	$10.60		$10.43	$10.00
Income from investment
operations:
Net investment loss	(0.05)		(0.08)	(0.01)
Net realized and unrealized gains on
investments	3.59		0.25	0.44
Total from investment operations	3.54		0.17	0.43
Net asset value, end of period	$14.14		$10.60	$10.43
Total return (2)	33.40%		1.63%	4.30	% (3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$108,572		$54,513	$11,469
Ratio of expenses to average net
assets
Before reimbursement of expenses
by Adviser	1.47	% (5)	2.27%	9.87	% (4)
After reimbursement of expenses by
Adviser	1.46	% (5)	1.94%	2.00	% (4)
Ratio of net investment loss to
average net assets
Before reimbursement of expenses
by Adviser	(0.49)%		(1.42)%	(9.19	)% (4)
After reimbursement of expenses by
Adviser	(0.48)%		(1.10)%	(1.32	)% (4)
Portfolio turnover rate	57.71%		63.76%	0.00	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	Not annualized.
(4)	Annualized.
(5)

The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3). The before expense reimbursement and after expense reimbursement ratios excluding interest expense were 1.46% and 1.45%, respectively, for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY All Cap Value Fund

			Period from
			June 14, 2006
			(Commencement
	Year Ended		of Operations)
	September 30,		to September 30,
	2007		2006
PER SHARE DATA (1)
Net asset value, beginning of period	$9.93		$10.00
Income from investment operations:
Net investment loss	(0.04)		(0.01)
Net realized and unrealized gains (losses)
on investments	3.31		(0.06)
Total from investment operations	3.27		(0.07)
Less distributions:
Tax return of capital	—	(6)	—
Net asset value, end of period	$13.20		$9.93
Total return (2)	32.97%		(0.70	)% (3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$76,990		$14,928
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.61	%(5)	3.97	% (4)
After reimbursement of expenses by Adviser	1.49	%(5)	1.72	% (4)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.70)%		(2.82	)% (4)
After reimbursement of expenses by Adviser	(0.58)%		(0.57	)% (4)
Portfolio turnover rate	45.71%		25.66	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	Not annualized.
(4)	Annualized.
(5)

The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3). The before expense reimbursement and after expense reimbursement ratios excluding interest expense were 1.60% and 1.48%, respectively, for the year ended September 30, 2007.

(6)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small-Mid Cap Value Fund

	Period from
	August 15, 2007
	(Commencement
	of Operations)
	to September 30,
	2007
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	0.95
Total from investment operations	0.94
Net asset value, end of period	$10.94
Total return (2)	9.40	% (3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$3,685
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	11.79	% (4)
After reimbursement of expenses by Adviser	1.39	% (4)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(10.88	)% (4)
After reimbursement of expenses by Adviser	(0.49	)% (4)
Portfolio turnover rate	0.91	% (3)

CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	0.00	(5)
Net realized and unrealized gains on investments	0.95
Total from investment operations	0.95
Net asset value, end of period	$10.95
Total return (2)	9.50	% (3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,095
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	10.97	% (4)
After reimbursement of expenses by Adviser	1.14	% (4)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(10.01	)% (4)
After reimbursement of expenses by Adviser	(0.18	)% (4)
Portfolio turnover rate	0.91	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	Not annualized.
(4)	Annualized.
(5)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2007

1.	ORGANIZATION

      KEELEY Funds, Inc. (the “Company”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end investment company. The Company consists of the KEELEY Mid Cap Value Fund (“KMCVX”), the KEELEY All Cap Value Fund (“KACVX”) and the KEELEY Small-Mid Cap Value Fund, a multi-class fund consisting of Class A (“KSMVX”) shares and Class I (“KSMIX”) institutional shares. KMCVX and KACVX have a single common share class which has the same characteristics of KSMVX. Since the characteristics of KMCVX and KACVX are identical to KSMVX, the common shares of KMCVX and KACVX are referred to as Class A shares in these financial statements. KSMVX and KSMIX are collectively referred to herein as “KSMVF”. KMCVX, KACVX, and KSMVF commenced operations on August 15, 2005, June 14, 2006, and August 15, 2007, respectively (each a “commencement date”, collectively the “commencement dates”). KMCVX, KACVX and KSMVF are collectively referred to herein as the “Funds.”

2.	SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

      a) Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. For each investment that is fair valued, if any, the Board of Directors considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

      In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Company.

     b) Federal Income and Excise Taxes – It is the Company’s policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Company. Therefore, no federal income or excise tax provision is required.

     On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 to the Funds and its impact in the financial statements has not yet been determined.

     c) Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Company may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the year ended September 30, 2007, KMCVX, KACVX and KSMVF increased undistributed net investment income by $348,475, $244,902 and $2,093, respectively and decreased paid in capital by $348,475, $244,245 and $2,093, respectively. Additionally, KACVX increased accumulated undistributed net realized loss on investments by $657. These reclassifications between capital accounts were made for only those differences that are permanent in nature.

     d) Other – Investment transactions are recorded on the trade date. The Company determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

     Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

     Expenses common to all portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

     e) Guarantees and Indemnifications – In the normal course of business, the Company enters into contracts with service providers that contain general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AGREEMENT

     The Company has an agreement with Keeley Asset Management Corp. (the “Adviser”), with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to the Company (the “Investment Advisory Agreement”). Under the terms of this agreement, the Funds each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

     The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KMCVX and KACVX until September 30, 2008, and until September 30, 2009 for KSMVF (“Expense Cap Agreement”), such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KMCVX	1.49%	—
KACVX	1.49%	—
KSMVF	1.39%	1.14%

     Beginning October 1, 2007, the Adviser contractually agreed to increase its waiver with respect to KMCVX and KACVX until September 30, 2008, such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses will not exceed 1.39% of the respective Funds’ average daily net assets.

     Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the fiscal period ended September 30, 2007.

	Recovery Expiring on
Fund	9/30/08	9/30/09	9/30/10
KMCVX	$80,430	$123,634	$9,126
KACVX	—	65,150	49,240
KSMVX	—	—	39,797
KSMIX	—	—	12,782

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

4.	DISTRIBUTION PLAN

The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for all Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. For the period from October 1, 2006 to September 30, 2007, KMCVX paid $181,711 in distribution fees, of which $55,139 was paid to the Distributor. KACVX paid $102,874 in distribution fees, of which $39,289 was paid to the Distributor. For the period from August 15, 2007 to September 30, 2007, KSMVX paid $957 in distribution fees, of which $802 was paid to the Distributor.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2006 to September 30, 2007, were as follows:

	U.S. Government		Other Investment
	Securities		Securities
Fund	Purchases	Sales	Purchases	Sales
KMCVX	$ —	$ —	$74,139,885	$42,241,068
KACVX	—	—	70,624,246	18,865,697
KSMVF	—	—	4,364,481	31,248

For the period from October 1, 2006 to September 30, 2007, KMCVX, KACVX and KSMVF paid $216,951, $181,806 and $7,228, respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2007, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KMCVX	KACVX	KSMVF
Cost of Investments	$86,927,327	$67,902,154	$4,335,592
Gross Unrealized Appreciation	$22,610,014	$11,648,091	$436,290
Gross Unrealized Depreciation	(1,172,239)	(2,406,481)	(22,715)
Net Unrealized Appreciation
on investments	$21,437,775	$9,241,610	$413,575

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

At September 30, 2007, KMCVX, KACVX and KSMVF had net Post-October realized capital losses of $824,730, $922,291 and $2,541 respectively, from transactions between November 1, 2006, and September 30, 2007.

At September 30, 2007, KMCVX had accumulated capital loss carryforwards for federal income tax purposes of $70,829 and $1,229,875 expiring on September 30, 2014 and September 30, 2015, respectively and KACVX had accumulated capital loss carryforwards for federal income tax purposes of $248,022 expiring on September 30, 2015. To the extent that KMCVX or KACVX may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2007 and 2006 were as follows:

	Ordinary		Long-Term
	Income		Capital Gains		Return of Capital
Fund	2007	2006	2007	2006	2007	2006
KMCVX	—	—	—	—	—	—
KACVX	—	—	—	—	$6,639	—
KSMVF	—	—	—	—	—	—

As of September 30, 2007 the components of accumulated earnings on a tax basis were as follows:

	KMCVX	KACVX	KSMVF
Accumulated Capital and Other Losses	$(2,125,434)	$(1,170,313)	$(2,541)
Unrealized Appreciation on Investments	21,437,775	9,241,610	413,575
Total Accumulated Earnings	$19,312,341	$8,071,297	$411,034

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2006 to September 30, 2007, the Distributor received $80,581 and $103,994 of sales charges on behalf of KMCVX and KACVX, respectively. For the period of August 15, 2007 to September 30, 2007, the Distributor received $3,481 of sales charges on behalf of KSMVX and did not receive any on behalf of KSMIX. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

As specified in the Funds’ Prospectuses, reduced sales charges are available through a right of accumulation and certain sales of shares of the Funds can be made at net asset value per share.

8.	LINE OF CREDIT ARRANGEMENTS

KMCVX and KACVX are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1st, 2008, under which KMCVX may borrow up to the lesser of (a) $5.75 million or (b) 10% of the market value of the assets of KMCVX. Under a separate

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2007

agreement, KACVX may borrow up to the lesser of (a) $2.50 million or (b) 10% of the market value of the assets of KACVX. There is no line of credit for SMID. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the year ended September 30, 2007, KMCVX and KACVX made interest payments of $6,892 and $3,708 in connection with this line of credit, and had average daily borrowings of $71,358 and $26,395, respectively.

9.	RELATED PARTY TRANSACTIONS

As of September 30, 2007 one affiliated director of the Funds beneficially owned 902,761 shares of KMCVX, 896,748 shares of KACVX, 188,043 shares of KSMVX and 100,000 shares of KSMIX, which 11.76%, 15.38%, 55.81% and 100% of the respective fund’s outstanding shares.

10.	SUBSEQUENT EVENTS

On August 14, 2007, the Board of Directors of KEELEY Funds, Inc. unanimously approved a plan of reorganization of KEELEY Small Cap Value Fund, Inc. into a newly created series of KEELEY Funds, Inc., designated “KEELEY Small Cap Value Fund,” effective as of December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
KEELEY Small Cap Value Fund, Inc. and KEELEY Funds, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, Inc. and KEELEY Funds, Inc. (constituting KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund and KEELEY All Cap Value Fund, hereafter referred to as the “Funds”) at September 30, 2007, the results of each of their operations for the year or period then ended, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “ financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, WI
DATE

Approval of Investment Management Agreement for Keeley Small-Mid Cap Value Fund (Unaudited)

     At a Meeting of the Board of Directors of Keeley Funds, Inc. (the “Company”) held on August 14, 2007, the Directors, including all of the Directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, unanimously approved an amendment to the advisory agreement between the Company and Keeley Asset Management Corp. (respectively, the “Agreement” and the “Adviser”) to make the Adviser the investment adviser to the Company’s newly formed series, Keeley Small-Mid Cap Value Fund (the “Fund”).

     The Board’s Independent Directors were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Agreement, including, among other things, the nature and the quality of the services proposed to be provided by the Adviser, projected profitability (including any fall-out benefits) from the proposed relationship with the Fund, economies of scale and the role played by the Independent Directors. The Board also received materials on projected performance and expenses. The Directors discussed this material extensively among themselves and with their independent legal counsel. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the amendment to the Agreement.

Nature, Extent and Quality of Services

The Board examined the services proposed to be provided by the Adviser. In that regard, the Board considered the general reputation, financial resources and business activities of the Adviser and its current services to the Company. After considering all of this information, the Board concluded that the Adviser has more than sufficient resources and expertise to be able to provide acceptable services to the Fund.

Benefits from the Relationship with the Funds

The Board considered whether the Adviser would derive any other direct or indirect benefits from serving as investment adviser to the Fund. The Board noted the Adviser’s assertion that it was not aware of any ancillary or other benefits (other than advisory fees) that the Adviser would receive for serving as investment adviser to the Fund. The Board concluded that the lack of any ancillary, or so-called “fallout” benefits would enable the Adviser to manage the assets of the Fund in a manner that appeared to be free of conflicts of interest.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect economies of scale for the benefit of its shareholder. The Board determined that because the Fund had not yet commenced operations, this factor was not a determinative factor.

Performance of the Funds and Costs of Services Provided

The Board considered information about the projected performance of the Fund and the costs of the services to be provided under the terms of the Agreement. The Board noted that because the Fund had not commenced operations, there was no actual performance or actual expenses to examine. The Board considered the Adviser’s assertion that the Fund would be managed in similar manner as to the other series of the Company, and reviewed with the Adviser the performance of each of those funds. The Board then reviewed the proposed expense information for the Fund, including against the expense structure of the other Funds and considered the projected costs and expenses of the Fund. The Board also considered the proposed advisory fees, noting that the Adviser was proposing to reimburse expenses. The Board concluded that the proposed expenses and fees were acceptable in light of the services proposed to be provided.

     KEELEY funds Directors and Officers

Independent Directors

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office* and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s) During	Within the	the Fund
Name, Age and Address	Fund	Time Served	the Past Five Years	Fund Complex	Complex
Jerome J. Klingenberger	Director	Served as	Executive Vice President and Chief	4	None
Age: 52		Director since	Financial Officer for Grayhill, Inc.
561 Hillgrove Ave.		1999	(electronic components and control
LaGrange, IL 60525			systems)
John G. Kyle	Director	Served as	Owner and operator of Shell Oil	4	None
Age: 66		Director since	Services Stations and Gasoline
10 Skokie Hwy		1993	Distributor
Highland Park, IL 60035
John F. Lesch	Director	Served as	Attorney with Nisen & Elliott, LLC	4	None
Age: 67		Director since
200 W Adams Street		1993
Suite 2500
Chicago, IL 60606
Sean P. Lowry	Director	Served as	Executive Vice President of Pacor	4	None
Age: 53		Director since	Mortgage Corp.
401 South LaSalle Street		1999
Suite 201
Chicago, IL 60605
Elwood P. Walmsley	Director	Served as	Owner of J. FitzWoody’s Lakeshore	4	None
Age: 66		Director since	Grill, since 2002 and Director of
100 Cobblestone Court		1999	Sales for H.B. Taylor Company
Twin Lakes, WI 53181			(food services), since 2003; Prior
thereto, National Account Executive
for Haarmann & Reimer, Division of
Bayer International, since 1999.
Walter D. Fitzgerald	Director	Served as	Vice President, RBC Dain Rauscher	4	None
Age: 66		Director since	until retirement June 1, 2005
P.O. Box 170		2006
Winnetka, IL 60093

Interested Director and Officers
				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office* and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s) During	Within the	the Fund
Name, Age and Address	Fund	Time Served	the Past Five Years	Fund Complex	Complex
John L. Keeley, Jr.	Director	Served as	President and Treasurer of Keeley	4	Marquette
Age: 67	and	Director and	Investment Corp., President of		National Corp.
401 South LaSalle Street	President	President	Keeley Asset Management Corp.,
Suite 1201		since 1993	KEELEY Small Cap Value Fund,
Chicago, IL 60605			Inc. and Keeley Funds, Inc.
Robert H. Becker	Vice	Served	Senior Vice President of Keeley	N/A	N/A
Age: 65	President	as Vice	Asset Management Corp.
401 South LaSalle Street		President
Suite 1201		since 2007
Chicago, IL 60605
Mark E. Zahorik	Vice	Served	Vice President of Keeley Asset	N/A	N/A
Age: 45	President	as Vice	Management Corp., Keeley
401 South LaSalle Street		President	Investment Corp., KEELEY Small
Suite 1201		since 1997	Cap Value Fund, Inc. and Keeley
Chicago, IL 60605			Funds, Inc.
John L. Keeley, III	Vice	Served	Vice President of Keeley Asset	N/A	N/A
Age: 46	President	as Vice	Management Corp., Keeley
401 South LaSalle Street		President	Investment Corp., Keeley Small
Suite 1201		since 2005	Cap Value Fund, Inc. (2002
Chicago, IL 60605			– Present) and Keeley Funds, Inc.
(2005 – Present); Trader for Mid-
American and Chicago Board of
Trade (1983 – 2001)

KEELEY funds Directors and Officers (continued)

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office* and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s)	Within the	the Fund
Name, Age and Address	Fund	Time Served	During the Past Five Years	Fund Complex	Complex
Robert Kurinsky	Secretary and	Served as	Corporate Secretary and	N/A	N/A
Age: 35	Treasurer	Corporate	General Counsel of KEELEY
401 South LaSalle Street		Secretary	Asset Management Corp., and
Suite 1201		since 2006	KEELEY Investment Corp.,
Chicago, IL 60605		and Treasurer	Corporate Secretary of KEELEY
		since 2007	Small Cap Value Fund, Inc.
and KEELEY Funds, Inc. since
2006, Chief Financial Officer of
KEELEY Investment Corp. and
KEELEY Asset Management
Corp. and Treasurer of the
KEELEY Small Cap Value
Fund, Inc. and KEELEY Funds,
Inc. since 2007, Various legal,
accounting and risk management
positions for Driehaus Capital
Management, Inc.
(2001 – 2006).
Guy Talarico	Chief	Served	Co-Chief Executive Officer of	N/A	N/A
Age: 52	Compliance	as Chief	Alaric Compliance Services,
41 Madison Ave	Officer	Compliance	LLC since 2004; Senior
New York, NY 10010		Officer since	Director of Investors Bank &
		2004	Trust Institutional Custody
Division 2001 to 2004.

* Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
The Statement of Additional Information includes additional information about the Directors and is available upon request, without charge, by calling 1-888-933-5391.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statements of additional information, which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30, 200 7 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2006 and June 30, 2007 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchanges Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

TAX NOTICE

Corporate Dividends Received Deduction and Qualified Dividend Income: None of the dividends paid by the Small Cap Value Fund or the All Cap Value Fund qualify for the corporate dividends received deduction or are considered qualified dividend income.

Short-Term Capital Gains: There were no short-term capital gain distributions that are considered taxable ordinary income distributions under Internal Revenue Section 871(k)(2)(c) for the Funds.

 Investment Adviser

KEELEY ASSET MANAGEMENT CORP.
Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.
Chicago, Illinois

Custodian
U.S. BANK, N.A.
Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin

Counsel
BELL, BOYD & LLOYD LLP
Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s Prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

Item 2. Code of Ethics.

At the date of this filing, the registrant has not adopted a formal code of ethics that conforms to the standards listed in the General Instructions to this Form N-CSR (the “N-CSR Code”). However, the registrant has adopted a code of ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the “Code”), that addresses, among other things, conflicts of interest that may result from personal securities transactions and dealings with third parties, and certain outside activities. The Code is reasonably designed to deter wrongdoing and promote ethical conduct, internal reporting and accountability for adherence to the Code. In the judgment of the registrant, the adoption of a separate N-CSR Code is not necessary at the current time because of the small size of the registrant's and adviser's staff.

Item 3. Audit Committee Financial Expert.

Registrant's board of directors has determined that Jerome Klingenberger, member and chairman of the registrant's Committee of Independent Directors (which performs all audit committee functions on behalf of registrant), has all the attributes of an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Klingenberger is "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s accountant are summarized in the tables below. The tables summarize fees billed (or to be billed) by the registrant’s principal accountant for work performed relating to each applicable period identified below.

	FYE 9/30/2007	FYE 9/30/2006
Audit Fees	$24,300	$23,000
Audit-Related Fees	0	0
Tax Fees	$4,425	$4,085
All Other Fees	0	0

1

(a) “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including fees billed for review of the registrant’s post-effective amendments to the registrant’s registration statements filed for each of the last two fiscal years.

(b) “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

(c) “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(d) None.

(e)(1) During its regularly scheduled periodic meetings, the registrant's Committee of Independent Directors considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the registrant. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Committee of Independent Directors of the registrant and approved prior to the completion of the audit.

(e)(2) No services included in Items 4(b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the fiscal years ended September 30, 2006 and September 30, 2007 by the registrant’s principal accountant for non-audit services rendered to the registrant are shown in the tables. For the registrant’s fiscal years ended September 30, 2006 and September 30, 2007, PricewaterhouseCoopers LLP served as the registrant’s principal accountant and provided no services and billed no fees, for non-audit services rendered to the registrant, the registrant’s adviser or entities controlling, controlled by or under common control with the adviser.

(h) The Committee of Independent Directors of the registrant has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered during the two most recent fiscal years.

2

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

3

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b) (as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): attached hereto as EX-99.906CERT.

4

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEELEY Small Cap Value Fund, Inc.

By	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	12/3/07

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	12/3/07

By	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date	12/3/07

5